JNL Series Trust 485BPOS

Exhibit 99.28(d)(37)(viii)

Amendment to

Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Mellon Investments Corporation

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and Mellon Investments Corporation, a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into a Sub-Advisory Agreement effective as of September 13, 2021, wherein the September 2, 2021 Amended and Restated Sub-Advisory Agreement, as amended, was incorporated by reference, and as amended thereafter (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (each, a “Fund”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay sub-advisory fees as set forth on Schedule B to the Agreement to the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser, and the Sub-Adviser agreed to accept such sub-advisory fees as full compensation under the Agreement for such services and expenses.

Whereas, the Board of Trustees of the Trust approved: i) certain language changes to Section 3 of the Agreement; ii) the Sub-Adviser to replace Wellington Management Company LLP to sub-advise the JNL/WMC Government Money Market Fund, which will be renamed JNL/Dreyfus Government Money Market Fund; and iii) name changes for the following three funds (the “iShares Funds”), effective October 21, 2024:

1)	JNL iShares Tactical Growth Fund change to

JNL Growth ETF Allocation Fund;

2)	JNL iShares Tactical Moderate Fund change to

JNL Moderate ETF Allocation Fund; and

3)	JNL iShares Tactical Moderate Growth Fund change to

JNL Moderate Growth ETF Allocation Fund.

Whereas, the Parties have agreed to amend the Agreement to update certain language in Section 3, to add the JNL/Dreyfus Government Money Market Fund and its fees, and to update the names of the iShares Funds, as outlined above, effective October 21, 2024.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	The first paragraph of Section 3 of the Agreement is hereby deleted and replaced with the following:

Management. Subject always to the supervision of the Adviser, who in turn is subject to the supervision of the Trust’s Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities or other property (including financial futures and options of any type), all on behalf of the Funds. Sub-Adviser is expressly authorized to cause the assets of the Funds to be invested in The Bank of New York Mellon Corporation stock. Adviser and/or the Fund’s custodian will handle matters relating to the Fund participating in any class action settlements and Sub-Adviser shall not have any obligations thereto. Without Adviser’s prior consent to each transaction, Sub-Adviser shall have full discretionary authority as agent and attorney-in-fact, with full power of substitution and full authority in the Fund’s name, to (a) buy, sell, hold, exchange, convert or otherwise deal in any manner in any assets; (b) place orders for the execution of such assets and other transactions with or through such brokers, dealers, counter-parties, issuers, agents or arrangers as Sub-Adviser may select; (c) execute, on behalf of the Fund, such brokerage, derivatives, repurchase, subscription and other agreements and documents (including, without limitation, ISDA, LSTA, MRA, Master Securities Forward Transaction Agreement (“MSFTA”) and/or Custodial Undertaking Agreement (“CUA”) documentation) as Sub-Adviser deems necessary or appropriate in connection with the Fund’s investment activities; and (d) negotiate, enter into, make and perform any other contracts, agreements or other undertakings it may deem advisable in connection with the performance of the Sub-Adviser’s duties hereunder. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Funds’ investments, and will comply with the provisions of Trust’s Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds as described in the Investment Objectives outlined in the Prospectus and/or the Statement of Additional Information of the applicable Fund delivered to, and approved by, Sub-Adviser in accordance with Section 2, which may be amended from time to time. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser, solely with respect to the assets of the Funds which are under its management pursuant to this Agreement, is responsible for compliance with all applicable diversification requirements, including but not limited to, either Section 817(h) and its accompanying Regulation, Treasury Regulation Section 1.817-5, or Section 851, as applicable, of the Internal Revenue Code of 1986, as amended (“IRC”), applicable to the Funds.

2)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated October 21, 2024, attached hereto.

3)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated October 21, 2024, attached hereto.

4)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

5)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

6)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective October 21, 2024.

Jackson National Asset Management, LLC		Mellon Investments Corporation
By:	/s/ Emily J. Bennett	By:	/s/ Stephanie Hill
Name:	Emily J. Bennett	Name:	Stephanie Hill
Title:	VP and Deputy General Counsel	Title:	Managing Director, Head of Index

Schedule A

Dated October 21, 2024

Funds
JNL Growth ETF Allocation Fund
JNL Moderate ETF Allocation Fund
JNL Moderate Growth ETF Allocation Fund
JNL S&P 500 Index Fund
JNL/Dreyfus Government Money Market Fund
JNL/Mellon Communication Services Sector Fund
JNL/Mellon Consumer Discretionary Sector Fund
JNL/Mellon Consumer Staples Sector Fund
JNL/Mellon DowSM Index Fund
JNL/Mellon Energy Sector Fund
JNL/Mellon Financial Sector Fund
JNL/Mellon Healthcare Sector Fund
JNL/Mellon Industrials Sector Fund
JNL/Mellon Information Technology Sector Fund
JNL/Mellon Materials Sector Fund
JNL/Mellon Nasdaq® 100 Index Fund
JNL/Mellon Real Estate Sector Fund
JNL/Mellon S&P 500 Index Fund
JNL/Mellon U.S. Stock Market Index Fund
JNL/Mellon Utilities Sector Fund
JNL/Mellon World Index Fund
JNL/Morningstar PitchBook Listed Private Equity Index Fund
JNL/Morningstar SMID Moat Focus Index Fund
JNL/Morningstar U.S. Sustainability Index Fund
JNL/Morningstar Wide Moat Index Fund
JNL/RAFI® Fundamental U.S. Small Cap Fund
JNL/RAFI® Multi-Factor U.S. Equity Fund
JNL/Vanguard Growth ETF Allocation Fund
JNL/Vanguard Moderate ETF Allocation Fund
JNL/Vanguard Moderate Growth ETF Allocation Fund
JNL Bond Index Fund
JNL Emerging Markets Index Fund
JNL International Index Fund
JNL Mid Cap Index Fund
JNL Small Cap Index Fund

A-1

Schedule B

Dated October 21, 2024

(Compensation)

JNL Growth ETF Allocation Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL Moderate ETF Allocation Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL Moderate Growth ETF Allocation Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL S&P 500 Index Fund

Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

JNL/Dreyfus Government Money Market Fund

Average Daily Net Assets	Annual Rate
All assets	0.020%

JNL/Mellon Communication Services Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Mellon Consumer Discretionary Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Mellon Consumer Staples Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Mellon DowSM Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Mellon Energy Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Mellon Financial Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Mellon Healthcare Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Mellon Industrials Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Mellon Information Technology Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Mellon Materials Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Mellon Nasdaq® 100 Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Mellon Real Estate Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Mellon S&P 500 Index Fund

Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

JNL/Mellon U.S. Stock Market Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Mellon Utilities Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Mellon World Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Morningstar PitchBook Listed Private Equity Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Morningstar SMID Moat Focus Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%

Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Morningstar U.S. Sustainability Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Morningstar Wide Moat Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/RAFI® Fundamental U.S. Small Cap Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/RAFI® Multi-Factor U.S. Equity Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Vanguard Growth ETF Allocation Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Vanguard Moderate ETF Allocation Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Vanguard Moderate Growth ETF Allocation Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL Bond Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL Emerging Markets Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL International Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL Mid Cap Index Fund

Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

JNL Small Cap Index Fund

Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%